Exhibit 10.6

CONFIDENTIAL MATERIAL OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
DOUBLE ASTERISKS DENOTE SUCH OMISSIONS.

AMENDMENT # 1 TO EXCLUSIVE LICENSE AGREEMENT

This Amendment No. 1 (“Amendment No. 1”) to the License Agreement by and between Temple University — Of The Commonwealth System of Higher Education (“TEMPLE”) and Onconova Therapeutics (“ONCONOVA”), dated January 1, 1999, as amended (“Agreement”), is entered into effective as of March 21, 2013 (“Amendment No. 1 Date”).

WHEREAS, ONCONOVA and TEMPLE wish to update the PATENT RIGHTS listed in Exhibit A.

NOW, THEREFORE, in consideration of the premises and of the covenants and obligations hereinafter set forth, the parties, intending to be legally bound, hereby agree to amend Agreement as follows:

1.                                      Exhibit A and Exhibit B of Agreement shall be deleted and replaced in its entirety with Exhibit A of this Amendment No. 1.

2.                                      PATENT RIGHTS jointly owned by TEMPLE and another party that are included in Exhibit A of this Amendment No. I represent TEMPLE’s ownership interest in such PATENT RIGHTS.

3.                                      All other terms and conditions of Agreement shall remain unchanged and in full force and effect, as amended to date.

In consideration for expenses incurred by TEMPLE to enter into this Amendment No. 1, ONCONOVA shall pay TEMPLE ** within ** days of Amendment No. 1 Date.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to the Agreement to be executed by their duly authorized representative the day and year written below:

Temple University - Of The Commonwealth System of Higher Education:

By:	/s/ Kenneth H. Kaiser	Date:	3/21/2013
Kenneth H. Kaiser
Senior Associate Vice President, Finance and Human Resources

Onconova Therapeutics, Inc.:

By:	/s/ Ramesh Kumar, Ph.D.	Date:	3/21/2013
Ramesh Kumar, Ph.D.
President and CEO

Exhibit A

DBR Ref.	Temple Ref.	Title	U.S. Application Serial Nos.
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